UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008 (February 14, 2008)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events

On February 14, 2008, Xfone, Inc. (the “Registrant”) entered into a First Amendment to Stock Purchase Agreement (the “Amendment”) with NTS Communications, Inc. (“NTS”) and representatives of the equity owners of NTS (the “NTS Shareholders”) who are the sellers under the original Stock Purchase Agreement dated as of August 22, 2007 between the Registrant, NTS and the NTS Shareholders (the “Original Agreement”), to amend the Original Agreement to further extend the expiration date for the closing of the Registrant’s acquisition of NTS.

The Amendment extends the expiration date to the first to occur of: (i) the passage of seven (7) Business Days following the later of: (x) the applicable regulatory approvals from the Federal Communications Commission are obtained (the “FCC Approvals”) or (y) the date that the approval from the American Stock Exchange to list the shares of the Registrant’s common stock which were offered to the NTS Shareholders as a reinvestment opportunity for all or a portion of their allocable sale price upon closing of the acquisition (the “AMEX Approval”) is obtained; or (ii) February 29, 2008, March 17, 2008 or March 31, 2008, if either party has given notice of its election to terminate at least five (5) days prior thereto.

The Original Agreement provided that the closing of the transaction must occur not later than January 15, 2008, unless such expiration date is extended or changed by the parties in accordance with the terms of, and under the circumstances described in, the Original Agreement.  In accordance with the terms of the Original Agreement, on January 10, 2008, the Registrant notified the NTS Shareholders that it was exercising its option to extend the expiration date from January 15, 2008 to February 15, 2008, as it was still waiting for both the FCC Approval and the AMEX Approval.

Additional information relating to the Original Agreement and the first extension of the expiration date are available in the Registrant’s Current Reports on Form 8-K, which were filed with the U.S. Securities and Exchange Commission on August 22, 2007 and January 15, 2008, respectively.

On February 14, 2008, subsequent to the execution of the Amendment, the Registrant received the required FCC Approvals referenced above.

A copy of the Amendment is attached hereto as Exhibit 10.113 and is incorporated herein by reference.

The foregoing summary of the agreements and transactions described above is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to the Registrant’s Current Report on Form 8-K filed on August 22, 2007 and to this Current Report on Form 8-K.

Item 9.01                       Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description
10.113
First Amendment to Stock Purchase Agreement entered into as of February 14, 2008 by and among Chris Chelette, Robert Healea and Kevin Buxkemper, as Sellers’ Representative, NTS Communications, Inc. and Xfone, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2008	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.113
First Amendment to Stock Purchase Agreement entered into as of February 14, 2008 by and among Chris Chelette, Robert Healea and Kevin Buxkemper, as Sellers’ Representative, NTS Communications, Inc. and Xfone, Inc.